LORD ABBETT MID CAP STOCK FUND

Supplement dated September 17, 2013 to the

Prospectus dated May 1, 2013

Each change below is effective October 1, 2013.

The following replaces the subsection titled “Management – Portfolio Managers” on page 8 of the prospectus:

Portfolio Managers.

Portfolio Manager/Title	Member of the Investment Management Team Since
Jeff Diamond, Portfolio Manager	2008
Noah Petrucci, Portfolio Manager	2012

The following replaces the subsection titled “Management and Organization of the Fund – Portfolio Managers” on pages 15-16 of the prospectus:

Portfolio Managers. The Fund is managed by a team of experienced portfolio managers responsible for investment decisions together with a team of investment professionals who provide issuer, industry, sector and macroeconomic research and analysis. The SAI contains additional information about portfolio manager compensation, other accounts managed, and ownership of Fund shares.

Jeff Diamond, Portfolio Manager, heads the team. Mr. Diamond, who has more than 20 years of experience in the financial services industry, joined Lord Abbett in 2007 as a senior research analyst and has been a member of the portfolio management team since 2008. Assisting Mr. Diamond is Noah Petrucci, Portfolio Manager. Mr. Petrucci joined Lord Abbett in and has been a member of the team since 2012. Mr. Petrucci was formerly a Portfolio Manager at Columbia Management Investment Advisers, LLC and Columbia Management Advisors, LLC from 2002 to 2012. Messrs. Diamond and Petrucci are jointly and primarily responsible for the day-to-day management of the Fund.

Please retain this document for your future reference.